PROPERTY AND EQUIPMENT	15 Months Ended
Sep. 30, 2011
PROPERTY AND EQUIPMENT [Text Block]

4. PROPERTY AND EQUIPMENT

Property and equipment, at cost, consist of the following:

	June 30,		September
	2010	2011	30, 2011
			(Unaudited)
Research Equipment	$36,452	$42,385	$48,383
Office and Marketing	142,280	142,280	142,280
Gross Cost	178,732	184,665	190,663
Less Accumulated
Depreciation	(116,421)	(139,551)	(143,727)
Net Property and Equipment	$62,311	$45,114	$46,936

Depreciation expense for the years ended June 30, 2010 and 2011 totaled $37,356 and $23,130 respectively, of which $11,652 and $7,639 respectively, relates to research laboratory and testing equipment included in research and development expense.

Depreciation expense for the three months ended September 30, 2010 and 2011 totaled $6,786 and $4,176 respectively, of which $2,913and $ 495 respectively, relates to research laboratory and testing equipment included in research and development expense.